Exhibit 10.2

ASSIGNMENT OF LEASES AND RENTS

HC-3436 MASONIC DRIVE, LLC,

a Delaware limited liability company,

as Assignor

to

KEYBANK NATIONAL ASSOCIATION,

a national banking association,

as Agent

Dated: As of October 2, 2013

AFTER RECORDING, RETURN TO:

Brian T. Holmes, Esq.

McKenna Long & Aldridge LLP

303 Peachtree Street N.E., Suite 5300

Atlanta, Georgia 30308

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) is made as of October 2, 2013, by HC-3436 MASONIC DRIVE, LLC, a Delaware limited liability company (“Assignor”), having its principal place of business at 4211 W. Boy Scout Boulevard, Suite 500, Tampa, Florida 33607, to KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), as Agent (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”) for itself and each other lender (collectively, the “Lenders”) which is or may hereafter become a party to that certain First Amended and Restated Credit Agreement, dated as of November 19, 2012, by and among Carter/Validus Operating Partnership, LP, a Delaware limited partnership (“Borrower”), KeyBank, as Agent and the Lenders, as amended by that certain First Amendment to First Amended and Restated Credit Agreement and Amendment to Unconditional Guaranty of Payment and Performance dated as of March 15, 2013, that certain Second Amendment to First Amended and Restated Credit Agreement dated as of June 11, 2013 and that certain Third Amendment to First Amended and Restated Credit Agreement and Other Loan Documents, dated as of August 9, 2013 (as the same may be further varied, amended, restated, renewed, consolidated, extended or otherwise supplemented from time to time, the “Credit Agreement”).

ASSIGNOR, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and AS ADDITIONAL SECURITY, does hereby presently, irrevocably and unconditionally GRANT, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER to Agent, for the ratable benefit of the Lenders and the holders of any Hedge Obligations, as additional security, the entire lessor’s, landlord’s or licensor’s interest in and to all leases, subleases (to the full extent of Assignor’s right, title and interest therein), tenant contracts, rental agreements, occupancy agreements or agreements of a similar nature, whether written or oral, now or hereafter affecting the Property (as defined in the Act of Mortgage, Security Agreement and Assignment of Leases and Rents dated of even date herewith executed by Assignor for the benefit of Agent, the other Lenders and the holders of the Hedge Obligations (the “Instrument”)), or any part thereof, which Property includes that certain lot or piece of land, more particularly described in Exhibit A attached hereto, together with all lease, security, damage or other deposits and all guarantees of the foregoing and letters of credit or other security relating to the performance or obligations of any tenants, lessees or licensees thereunder (all of the leases and other agreements and guarantees described above together with all present and future leases and present and future agreements and any amendment, modification, extension or renewal of the same are hereinafter collectively referred to as the “Leases”);

TOGETHER WITH all rents, income, issues, revenues and profits arising from the Leases and renewals thereof and together with all rents, income, issues and profits from the use, enjoyment and occupancy of the Property (including, but not limited to, minimum rents, additional rents, percentage rents, deficiency rents, security deposits and liquidated damages following default under any Leases, all proceeds payable under any policy of insurance, all of Assignor’s rights to recover monetary amounts from any lessee under the Leases in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of defaults under the Leases, including rejection of a Lease, together with any sums of money that may now or at any time hereafter be or become due and payable to Assignor by virtue of any and all lease termination payments, royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas and mining Leases covering the Property or any part thereof, and all rents under and as defined in the Leases) (all of the rights described above hereinafter collectively referred to as the “Rents”).

THIS ASSIGNMENT is made for the purposes of additionally securing the following described indebtedness (collectively the “Secured Obligations”):

(a)      The debt evidenced by (i) those certain Amended and Restated Term Loan Notes made by Borrower in the aggregate principal amount of Fifty-Five Million and No/100 Dollars ($55,000,000.00) to the order of the Term Loan Lenders, each of which has been issued pursuant to the Credit Agreement and is due and payable in full on or before August 9, 2017, unless extended as provided in the Credit Agreement, and which evidence a term loan in the initial principal amount of up to $55,000,000.00 which may be increased pursuant to Section 2.11 of the Credit Agreement, (ii) those certain Amended and Restated Revolving Credit Notes made by Borrower in the aggregate principal amount of One Hundred Seventy Million and No/100 Dollars ($170,000,000.00) to the order of the Revolving Credit Lenders, each of which has been issued pursuant to the Credit Agreement and is due and payable in full on or before August 9, 2016, unless extended as provided in the Credit Agreement, and which evidence a revolving credit loan in the initial principal amount of up to $170,000,000.00 which may be increased pursuant to Section 2.11 of the Credit Agreement, (iii) that certain Amended and Restated Swing Loan Note made by Borrower in the principal amount of Ten Million and No/100 Dollars ($10,000,000.00) to the order of KeyBank, which has been issued pursuant to the Credit Agreement and is due and payable in full on or before August 9, 2016, unless extended as provided in the Credit Agreement, and which evidences a swing loan in the initial principal amount of up to $10,000,000.00, and (iv) each other note as may be issued under the Credit Agreement, including, without limitation, to reflect any increase of the term loan described herein (which is due and payable on or before August 9, 2017, unless extended as provided in the Credit Agreement), the revolving credit loan or the swing loan described herein (each of which is due and payable on or before August 9, 2016, unless extended as provided in the Credit Agreement), each as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated; provided, however, that the maximum principal indebtedness under the promissory notes described in clauses (i) through (iv) above shall not exceed the aggregate amount of Three Hundred Fifty Million and no/100 Dollars ($350,000,000.00) (collectively, the “Note”);

(b)      The payment, performance and discharge of each and every obligation, covenant and agreement of Assignor contained herein, and of Borrower and Assignor in the Credit Agreement and in the other Loan Documents, including, without limitation, the obligation of Borrower to reimburse Issuing Lender for any draws under the Letters of Credit;

(c)      Any and all additional advances made by Agent or any Lender to protect or preserve the Property or the lien and security title hereof in and to the Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not Assignor is the owner of the Property at the time of such advances);

(d)      The payment, performance and discharge of each and all of the Hedge Obligations;

(e)      Any and all other indebtedness, obligations and liabilities now or hereafter owing or to be performed by Borrower to any Lender or Agent pursuant to the terms of the Credit Agreement or the other Loan Documents, whether now existing or hereafter arising or incurred, however evidenced or incurred, whether express or implied, direct or indirect, absolute or contingent, due or to become due, including, without limitation, all principal, interest, fees, expenses, yield maintenance amounts and indemnification amounts, and all renewals, modifications, consolidations, replacements and extensions thereof; and

(f)      The Enforcement Costs (as defined in the Instrument).

Assignor warrants to Agent that (a) Assignor is the sole owner of the entire lessor’s interest in the Leases and the Rents; (b) the Leases have not been altered, modified or amended in any manner whatsoever except as disclosed to Agent and, to the best knowledge of Assignor, are valid, enforceable and in full force and effect; (c) neither the Leases nor the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (d) none of the Rents have been collected for more than one (1) month in advance; (e) Assignor has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Property; and (f) there exist no offsets or defenses to the payment of any portion of the Rents.

Assignor covenants with Agent that Assignor (a) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Secured Obligations; (b) shall enforce the performance and observance of the obligations of the other parties to the Leases to be performed thereunder consistent with the provisions of the Credit Agreement; (c) will appear in and defend any action arising out of, or in any manner connected with, any of the Leases, or the obligations or liabilities of Assignor as the landlord, lessor or licensor thereof, or any tenant, lessee, licensee or any guarantor thereunder; (d) shall not collect any Rents more than one (1) month in advance; (e) shall not execute any other assignment of lessor’s interest in the Leases or the Rents; (f) shall execute and deliver at the request of Agent all such further assurances, confirmations or assignments in connection with the Property as Agent shall from time to time reasonably require; and (g) shall deliver to Agent executed copies of all Leases required to be delivered to Agent pursuant to the terms of the Credit Agreement.

THIS ASSIGNMENT is made on the following terms, covenants and conditions:

1.      Present Assignment. Assignor does hereby presently and unconditionally assign to Agent, Assignor’s right, title and interest in and to any and all Leases and Rents, it being intended by Assignor that this Assignment constitute a present assignment and not an agreement to assign. Assignor agrees to execute and deliver to Agent such additional instruments, in form and substance satisfactory to Agent, as may hereinafter be requested by Agent to further evidence and confirm said assignment. Such assignment to Agent shall not be construed to bind Agent to the performance of any of the covenants, conditions, or provisions contained in any of the Leases or otherwise to impose any obligation upon Agent. Agent is hereby granted and assigned by Assignor the right to enter the Property for the purpose of enforcing its interest in the Leases and the Rents, this Assignment constituting a present and unconditional assignment of the Leases and Rents. Assignor shall authorize and direct, and does hereby authorize and direct, each and every present and future tenant under the Leases to pay all Rents directly to Agent upon receipt of written demand from Agent. It is the intent of Assignor and Agent hereunder that the Rents hereby absolutely assigned are no longer, during the term of this Assignment, property of Assignor or property of any estate of Assignor as defined by 11 U.S.C. § 541, and shall not constitute collateral, cash or otherwise, of Assignor. Notwithstanding the provisions of this Paragraph 1, so long as no Event of Default has occurred and is continuing, Assignor shall have the right to act as lessor under the Leases to the extent not prohibited by the Credit Agreement.

2.      License. Although this Assignment constitutes a present assignment of all Rents, so long as there shall exist no Event of Default under the Instrument or the Credit Agreement, Assignor shall have a license (revocable upon the occurrence and during the continuance of an Event of Default) to collect and receive the Rents. Upon the occurrence and during the continuance of any Event of Default, the license granted in this Paragraph 2 shall automatically, without further act by Agent, cease and terminate, and thereafter, any Rents received by Assignor shall be held in trust for the benefit of, and shall be immediately remitted by Assignor to, Agent.

3.      Remedies of Agent. If an Event of Default under the Instrument or the Credit Agreement shall have occurred and be continuing, Agent may collect and receive all the Rents, including those past due as well as those accruing thereafter, and, Assignor hereby authorizes Agent or Agent’s agents to collect the Rents and hereby directs such tenants, lessees and licensees of the Property to pay the Rents to Agent or Agent’s agents. Assignor agrees that each and every tenant, lessee and licensee of the Property may pay, and hereby irrevocably authorizes and directs each and every tenant, lessee and licensee of the Property to pay, the Rents to Agent or Agent’s agents on Agent’s written demand therefor (which demand may be made by Agent at any time after the occurrence and during the continuance of an Event of Default) without any obligation on the part of said tenant, lessee or licensee to inquire as to the existence of an Event of Default and notwithstanding any notice or claim of Assignor to the contrary, and Assignor agrees that Assignor shall have no right or claim against said tenant, lessee or licensee for or by reason of any Rents paid to Agent following receipt of such written demand. Anything in this Paragraph 3 to the contrary notwithstanding, Agent shall not be obligated to discharge or perform the duties of a landlord or lessor to any tenant or other occupant or incur any liability as a result of the exercise by Agent of its rights under this Assignment, and Agent shall be liable to account only for the rents, income, issues, profits and revenues actually received by Agent. In connection with any action taken by the Agent pursuant to this Paragraph 3, the Agent shall not be liable for any loss sustained by Assignor resulting from any act or omission of the Agent, including a loss arising from the ordinary negligence of the Agent, unless such loss is caused by its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction after the expiration of all applicable appeal periods, nor shall the Agent be obligated to perform or discharge any obligation, duty or liability of Assignor. Assignor hereby assents to, ratifies and confirms any and all actions of the Agent with respect to the Property taken under this Paragraph 3.

4.      No Liability of Agent. After the occurrence and during the continuance of an Event of Default, the Agent is fully authorized to receive and receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Assignor or the Agent for the account of Assignor received from or in connection with said revenues or proceeds and apply the proceeds thereof to the payment of the Secured Obligations, when received, regardless of the maturity of any of the Loans or the Hedge Obligations, or any installment thereof; and to execute transfer and division orders in the name of Assignor, or otherwise, with warranties binding Assignor. The Agent shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but shall have the right, at its election, in the name of Assignor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Agent in order to collect such funds and to protect the interests of the Agent and/or Assignor, with all costs, expenses and attorney’s fees incurred in connection therewith being paid by Assignor.

5.      Other Remedies and Non-Waiver. No right, power or remedy conferred upon or reserved to Agent by this Assignment is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Agent or of any Lender to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power and remedy given by this Assignment to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. No consent or waiver, expressed or implied, by Agent to or of any breach or default by Assignor in the performance of the obligations thereof hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Assignor hereunder. Failure on the part of Agent to complain of any act or failure to act or to declare an Event of Default under the Instrument, the Credit Agreement, the Guaranty or the other Loan Documents, irrespective of how long such failure continues, shall not constitute a waiver by Agent of its rights hereunder or impair any rights, powers or remedies of Agent consequent on any breach or default by Assignor. Nothing contained in this Assignment and no act done or omitted by Agent pursuant to the power and rights granted to Agent hereunder shall be deemed to be a waiver by Agent of its rights and remedies under the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Agent under the terms thereof. The right of the Agent to collect the Rents and to enforce any other security thereof held by it may be exercised by Agent either prior to, simultaneously with or subsequent to any action taken by it hereunder.

6.      Conflict with Credit Agreement Provisions. Assignor hereby acknowledges and agrees that, in the event of any conflict between the terms hereof and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

7.      No Mortgagee in Possession. Nothing herein contained shall be construed as constituting Agent a “mortgagee in possession” in the absence of the taking of actual possession of the Property by Agent. In the exercise of the powers herein granted to Agent, no liability shall be asserted or enforced against Agent, all such liability being expressly waived and released by Assignor.

8.      No Oral Change. This Assignment may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Agent, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

9.      Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeable in singular or plural form and the word “Assignor” shall mean “Assignor and any subsequent owner or owners of the Property or any part thereof or any fee interest therein,” the word “Agent” shall mean “Agent and any subsequent beneficiary of the Instrument,” the word “Loans” shall have the meaning set forth in the Credit Agreement, the word “person” shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the words “Property” shall include any portion of the Property and any interest therein; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. All other capitalized terms used, but not defined herein, shall have the meaning set forth in the Credit Agreement.

10.      Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

11.      Counterparts. This Assignment may be executed in any number of counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

12.      GOVERNING LAW; JURISDICTION. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS CHOSEN PURSUANT TO SECTION 3.04 OF THE INSTRUMENT. ASSIGNOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE JURISDICTION CHOSEN PURSUANT TO SECTION 3.04 OF THE INSTRUMENT IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT.

13.      Successors and Assigns. Assignor may not assign its rights under this Assignment. Assignor hereby acknowledges and agrees that Agent may assign this Assignment without Assignor’s consent. Subject to the foregoing, this Assignment shall be binding upon, and shall inure to the benefit of, Assignor and the Agent and their respective successors and assigns.

14.      Termination of Assignment. Upon payment in full of the Secured Obligations and the delivery and recording of a satisfaction, release or discharge of the Instrument duly executed by Agent, this Assignment shall become and be void and of no effect as to the Leases and Rents from the Land no longer securing the Secured Obligations.

15. INDEMNIFICATION. ASSIGNOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY AND TO HOLD AGENT, THE LENDERS AND THE HOLDERS OF THE HEDGE OBLIGATIONS HARMLESS FOR, FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS, LIABILITY, LOSS OR DAMAGE (INCLUDING ALL COSTS, EXPENSES, AND ATTORNEYS’ FEES INCURRED IN THE DEFENSE THEREOF) ASSERTED AGAINST, IMPOSED ON OR INCURRED BY AGENT, THE LENDERS OR THE HOLDERS OF THE HEDGE OBLIGATIONS IN CONNECTION WITH OR AS A RESULT OF THIS ASSIGNMENT OR THE EXERCISE OF ANY RIGHTS OR REMEDIES UNDER THIS ASSIGNMENT OR UNDER ANY OF THE LEASES OR BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS OF AGENT, THE LENDERS OR THE HOLDERS OF THE HEDGE OBLIGATIONS TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY OF THE LEASES; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED TO OBLIGATE ASSIGNOR TO INDEMNIFY AND HOLD AGENT, THE LENDERS OR THE HOLDERS OF THE HEDGE OBLIGATIONS HARMLESS FOR, FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS, LIABILITY, LOSS OR DAMAGE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY AGENT, THE LENDERS OR THE HOLDERS OF THE HEDGE OBLIGATIONS BY REASON OF SUCH PERSON’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE IF A JUDGMENT IS ENTERED AGAINST AGENT, A LENDER OR A HOLDER OF THE HEDGE OBLIGATIONS BY A COURT OF COMPETENT JURISDICTION AFTER THE EXPIRATION OF ALL APPLICABLE APPEAL PERIODS. SHOULD AGENT, A LENDER OR A HOLDER OF THE HEDGE OBLIGATIONS INCUR ANY SUCH COSTS, EXPENSES, LIABILITIES, LOSS OR DAMAGE, OR IN THE DEFENSE OF ANY SUCH CLAIMS OR DEMANDS, FOR WHICH IT IS TO BE INDEMNIFIED BY ASSIGNOR AS AFORESAID, THE AMOUNT THEREOF SHALL BE ADDED TO THE SECURED OBLIGATIONS, SHALL BEAR INTEREST AT THE INTEREST RATE FOR OVERDUE AMOUNTS STATED IN THE CREDIT AGREEMENT FROM THE DATE INCURRED UNTIL PAID (BUT IN NO EVENT SHALL THE INTEREST PAYABLE EXCEED THE MAXIMUM AMOUNT ALLOWED BY LAW), SHALL BE SECURED BY THIS ASSIGNMENT, THE INSTRUMENT AND THE OTHER LOAN DOCUMENTS, AND SHALL BE PAYABLE IMMEDIATELY UPON DEMAND.

16.      Notices. Except for any statutory notice required prior to exercise of the remedies provided herein, which must be delivered in accordance with such statutes, all notices, requests and other communications hereunder shall be made and delivered in the manner provided in the Instrument.

17.      Rejection of Leases. In the event a tenant under any Lease should be the subject of any proceeding under the Federal Bankruptcy Act (Title 11 U.S.C.) or any other federal, state, or local statute which provides for the possible termination or rejection of the Leases assigned hereby, the Assignor covenants and agrees that if any of the Leases is so rejected, no settlement for damages shall be made without prior written consent of the Agent, and any check in payment of damages for rejection of such Lease will be made payable both to the Assignor and Agent. The Assignor hereby assigns any such payment to the Agent and further covenants and agrees that upon the request of the Agent, it will duly endorse to the order of the Agent any check, the proceeds of which will be applied to whatever portion of the indebtedness secured hereby and by the Security Documents which the Agent may elect.

18.      No Merger of Estates. So long as any of the indebtedness secured hereby and by the Loan Documents shall remain unpaid, unless the Agent shall otherwise consent in writing, the fee title and the leasehold estate on the Property as hereinbefore described shall not merge, but shall always be kept separate and distinct, notwithstanding the union of said estate either in the Assignor or in any tenant or in a third party by purchase or otherwise.

19.      Agent’s Rights of Assignment; Rights of Assignees. Agent may assign to any subsequent holder of the Note or the Instrument, or to any person acquiring title to the Property, all of Agent’s right, title and interest in any of the Leases and rents, issues, income and profits from the Property. No such assignee shall have any liability for any obligation which accrued under any of the Leases prior to the assignment to such assignee nor shall any such assignee have any obligation to account to Assignor for any rental payments which accrued prior to such assignment unless actually received by such assignee. After Assignor’s right, title and interest in the Property has been foreclosed or otherwise terminated, no assignee of Assignor’s interest in the Leases shall be liable to account to Assignor for any rents, issues, income or profits thereafter accruing.

20.      Modifications, Etc. Assignor hereby consents and agrees that Agent or any other person may at any time and from time to time, without notice to or further consent from Assignor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing the Secured Obligations; substitute for any collateral so held by it, other collateral of like kind; agree to modification of the terms of the Credit Agreement or any of the other Security Documents or agreements evidencing or relating to the Hedge Obligations (the “Hedge Documents”); extend or renew the Note, the Credit Agreement or any of the other Security Documents or Hedge Documents for any period; grant releases, compromises and indulgences with respect to the Note, the Credit Agreement, the Guaranty or any of the other Security Documents or Hedge Documents for any period; grant releases, compromises and indulgences with respect to the Note, the Credit Agreement, the Guaranty or any of the other Security Documents or Hedge Documents to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor or endorser of the Note, the Instrument, the Credit Agreement, the Guaranty, or any other Security Documents or Hedge Documents; or take or fail to take any action of any type whatsoever; and no such action which Agent or any other person shall take or fail to take in connection with the Security Documents or Hedge Documents, or any of them, or any security for the payment of the Secured Obligations or for the performance of any obligations or undertakings of Assignor, nor any course of dealing with Assignor or any other person, shall release Assignor’s obligations hereunder, affect this Assignment in any way or afford Assignor any recourse against Agent or any other person. The provisions of this Assignment shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Security Documents, Hedge Documents and the Leases, and any and all references herein to the Security Documents, Hedge Documents or the Leases shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

21.      Special Louisiana Provisions. In accordance with the provisions of La. R.S. 9:4401 and any successor or replacement statute, Assignor further agrees that this Assignment shall also constitute a conditional or collateral assignment or pledge of the Leases and Rents to secure the Secured Obligations, up to the maximum amount or limit of $450,000,000 outstanding at any time or from time to time, which conditional or collateral assignment or pledge shall become absolute upon the occurrence of an Event of Default pursuant to the Credit Agreement.

THIS ASSIGNMENT shall inure to the benefit of Agent and any subsequent beneficiary of the Instrument and shall be binding upon Assignor, and Assignor’s heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

[Signatures Begin on the Following Page]

Assignor has executed this instrument under seal as of the day and year first above written.

ASSIGNOR:

HC-3436 MASONIC DRIVE, LLC,
a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

		By:	/s/ John E. Carter
Name: John E. Carter
Title: Chief Executive Officer

(SEAL)

WITNESSES:

Signature: /s/ Lisa Collado Print Name: Lisa Collado

Signature: /s/ Anatalia Sanchez Print Name: Anatalia Sanchez

/s/ Demetra Elliott
Notary Public
Bar No./Notary No. EE062077
Printed Name: Demetra Elliott

[SIGNATURE PAGE TO ASSIGNMENT OF LEASES AND RENTS]

EXHIBIT “A”

Legal Description

THAT CERTAIN 1.719 ACRE PIECE, PARCEL OR LOT OF GROUND, TOGETHER WITH ALL IMPROVEMENTS THEREON, RIGHTS OF WAYS, AND PRIVILEGES THEREUNTO BELONGING BEING A PORTION OF CHRISTUS HEALTH CENTRAL LOUISIANA INC. PROPERTIES, LYING ADJACENT TO AND ADJOINING THE EASTERN SIDE OF LOTS 9 AND 10 OF CABRINI SUBDIVISION, SITUATED IN SECTION 42, TOWNSHIP 4 NORTH RANGE 1 WEST, CITY OF ALEXANDRIA, RAPIDES PARISH, LOUISIANA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHERNMOST CORNER OF LOT 9 OF CABRINI SUBDIVISION, SAID POINT BEING A FOUND 1/2 INCH IRON ROD AND THE POINT OF BEGINNING; THENCE N 37°55’46” E A DISTANCE OF 267.26 FEET TO A FOUND 1/2 INCH IRON ROD; THENCE S 51°50’18” E A DISTANCE OF 280.64 FEET TO A FOUND 1/2 INCH IRON ROD; THENCE S 38°09’39” W A DISTANCE OF 267.26 FEET TO A SET 1/2 INCH IRON ROD; THENCE N 51°50’16” W A DISTANCE OF 279.56 FEET BACK TO THE POINT OF BEGINNING, SAID TRACT CONTAINING 1.719 ACRES MORE OR LESS.

SUBJECT TO THE BENEFIT OF A 40’ SERVITUDE OF PASSAGE DESCRIBED AS FOLLOWS:

COMMENCING AT THE EASTERNMOST CORNER OF THE ABOVE DESCRIBED TRACT; THENCE S 38°09’39” W A DISTANCE OF 53.50 FEET TO THE POINT OF BEGINNING; THENCE S 51°50’29” E A DISTANCE OF 8.99 FEET; THENCE WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 37.00 FEET, WITH A RADIUS OF 60.00 FEET, WITH A CHORD BEARING OF S 69°30’18” E, WITH A CHORD LENGTH OF 36.42 FEET; THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 61.11 FEET, WITH A RADIUS OF 100.00 FEET, WITH A CHORD BEARING OF S 69°20’52” E, WITH A CHORD LENGTH OF 60.16 FEET; THENCE S 51°50’29” E A DISTANCE OF 63.48 FEET; THENCE S 38°32’55” W A DISTANCE OF 40.00 FEET; THENCE N 51°50’29” W A DISTANCE OF 63.21 FEET; THENCE WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 36.58 FEET, WITH A RADIUS OF 60.00 FEET, WITH A CHORD BEARING OF N 69°18’29” W, WITH A CHORD LENGTH OF 36.02 FEET; THENCE WITH A CURVE TURNING TO THE RIGHT WITH AN ARC LENGTH OF 61.53 FEET, WITH A RADIUS OF 100.00 FEET, WITH A CHORD BEARING OF N 69°27’58” W, WITH A CHORD LENGTH OF 60.56 FEET; THENCE N 51°50’29” W A DISTANCE OF 8.99 FEET; THENCE N 38°09’39” E A DISTANCE OF 40.00 FEET BACK TO THE POINT OF BEGINNING; SAID TRACT CONTAINING 0.157 ACRES MORE OR LESS. ALL PROPERTY DESCRIBED ABOVE BEING MORE FULLY SHOWN ON THE CERTIFICATE OF SURVEY BY SMITH, FONTENOT & PHILLIPS, LLC, JOB #S13-035, DATED APRIL 24, 2013, REVISED JULY 25, 2013.